UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2005

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

CALIFORNIA	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 3, 2005, OSI Systems, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the first quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Act”) or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

During an open conference call in connection with the announcement of the Company’s earnings for the first quarter, the Company’s Chief Financial Officer stated that operating loss for the quarterly period ended September 30, 2005 was $6.5 million, compared to operating income of $1.8 million for the quarterly period ended September 30, 2004. The Company’s Chief Financial Officer stated that the Company’s operating loss was negatively impacted by a stock compensation expense of approximately $1.2 million, litigation and Sarbanes-Oxley implementation expenses of approximately $2.4 million, restructuring charges of approximately $800,000 and a bad debt expense of approximately $657,000. Absent these charges, the Company’s non-GAAP operating loss for the first quarter ended September 30, 2005 was approximately $1.4 million.

Attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of the non-GAAP financial measures discussed during the earnings conference call to the most directly comparable financial measures in accordance with GAAP and is incorporated by reference herein. The Company believes these non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of the Company’s business. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

The information in this Item 7.01 (including Exhibit 99.2) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1:	Press Release, dated November 3, 2005.
Exhibit 99.2:	Reconciliation of Non-GAAP Financial Measures in Accordance with SEC Regulation G.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: November 9, 2005

	By:	/s/ VICTOR SZE
Victor Sze Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 3, 2005.
99.2	Reconciliation of Non-GAAP Financial Measures in Accordance with SEC Regulation G.